UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/29/2012

Item 1.	Schedule of Investments.

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Principal Amount		Value
U.S. Government Obligations—1.2%
U.S. Treasury Nts., 2%, 2/15/22[1,2] (Cost $143,658,217)	$143,500,000		$148,466,535
Foreign Government Obligations—68.2%
Argentina—0.2%
Argentina (Republic of) Bonds:
2.50%, 12/31/38[3]	31,950,000		10,383,750
6.976%, 10/3/15	6,405,000		4,865,510
Argentina (Republic of) Sr. Unsec. Bonds, Series X, 6.976%, 4/17/17	5,875,000		4,000,025

			19,249,285
Australia—5.7%
New South Wales Treasury Corp. Bonds:
Series 14, 5.50%, 8/1/14	30,995,000	AUD	33,397,189
Series 15, 6%, 4/1/25	22,680,000	AUD	24,897,814
Series 17, 5.50%, 3/1/17	22,140,000	AUD	24,791,978
Queensland Treasury Corp. Nts.:
Series 15, 6%, 10/14/15	45,325,000	AUD	50,484,184
Series 17, 6%, 9/14/17	36,260,000	AUD	41,408,635
Series 20, 6.25%, 2/21/20	106,440,000	AUD	122,312,746
Series 21, 6%, 6/14/21	148,060,000	AUD	175,311,169
Series 22, 6%, 7/21/22	62,360,000	AUD	71,159,804
Series 24, 5.75%, 7/22/24	37,780,000	AUD	42,372,383
Victoria Treasury Corp. Nts.:
5.50%, 11/17/26	22,680,000	AUD	26,130,004
Series 1116, 5.75%, 11/15/16	55,175,000	AUD	61,794,712
Western Australia Treasury Corp. Nts.,
Series 15, 7%, 4/15/15	22,685,000	AUD	25,561,024

			699,621,642
Austria—0.4%
Austria (Republic of) Bonds, 6.25%, 7/15/27	29,215,000	EUR	51,835,625
Belgium—1.0%
Belgium (Kingdom of) Bonds, Series 58, 3.75%, 9/28/20	90,955,000	EUR	122,110,828
Brazil—5.1%
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/17	561,732,000	BRR	286,550,949
9.762%, 1/1/21	279,002,000	BRR	139,375,194
12.681%, 5/15/45[4]	32,095,000	BRR	41,672,301
Series NTNB, 12.205%, 8/15/50[4]	29,690,000	BRR	39,072,673
Series NTNB, 12.681%, 5/15/15[4]	108,275,000	BRR	124,161,492

			630,832,609
Canada—1.1%
Canada (Government of) Nts., 3.75%, 6/1/19	66,760,000	CAD	75,414,341
Canada (Government of) Treasury Bills, Series 364, 0.896%, 7/5/12[5]	65,495,000	CAD	64,321,610

			139,735,951

1       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Colombia—0.7%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[6]	16,413,000,000	COP	12,837,852

	Principal Amount		Value
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	$59,935,000		$78,215,175

			91,053,027
Croatia—0.2%
Croatia (Republic of) Unsec. Nts., 6.25%, 4/27/17[6]	21,510,000		21,482,897
Denmark—0.3%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	200,885,000	DKK	41,350,530
Finland—0.2%
Finland (Republic of) Sr. Unsec. Unsub. Nts., 3.875%, 9/15/17	20,860,000	EUR	30,022,614
France—3.1%
Caisse D’Amortissement de la Dette Sociale Bonds, 1.625%, 7/6/15[7,8]	22,075,000		22,069,261
France (Republic of) Bonds:
3.25%, 10/25/21	59,100,000	EUR	78,956,239
3.75%, 4/25/17	70,440,000	EUR	98,514,913
3.75% 10/25/19	87,635,000	EUR	122,768,406
4%, 4/25/60	18,705,000	EUR	25,595,148
4.50%, 4/25/41	22,660,000	EUR	33,511,077

			381,415,044
Germany—0.5%
Germany (Federal Republic of) Bonds:
2.25%, 9/4/21	21,845,000	EUR	29,473,389
2.50%, 7/4/44	25,250,000	EUR	33,075,359

			62,548,748
Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[6]	8,935,000		9,940,188
Hungary—1.7%
Hungary (Republic of) Bonds:
4.75%, 2/3/15	6,935,000		6,692,275
6.75%, 11/24/17	6,798,000,000	HUF	29,000,879
Sereis 23A, 6%, 11/24/23	654,000,000	HUF	2,519,355
Series 14/D, 6.75%, 8/22/14	4,068,000,000	HUF	17,817,801
Series 15C, 7.75%, 8/24/15	5,234,000,000	HUF	23,402,425

2       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Series 15/A, 8%, 2/12/15	2,023,000,000	HUF	9,107,706
Series 16/C, 5.50%, 2/12/16	2,751,000,000	HUF	11,492,819
Series 17/B, 6.75%, 2/24/17	6,121,000,000	HUF	26,223,544
Series 19/A, 6.50%, 6/24/19	3,289,000,000	HUF	13,713,368
Series 20/A, 7.50%, 11/12/20	4,079,000,000	HUF	17,851,675
Series 22A, 7%, 6/24/22	1,701,000,000	HUF	7,169,482
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	5,690,000		5,590,425
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	6,220,000	EUR	7,330,658
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	15,635,000		15,306,665
Hungary (Republic of) Treasury Bills:
7.195%, 8/22/12[5]	1,645,000,000	HUF	7,219,734
7.293%, 12/27/12[5]	2,632,000,000	HUF	11,309,749

			211,748,560
Indonesia—0.7%
Indonesia (Republic of) Nts., 5.25%, 1/17/42[6]	27,445,000		28,851,556
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[6]	13,225,000		14,464,844

	Principal Amount		Value
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[6]	$13,195,000		$18,242,088
Indonesia (Republic of) Unsec. Nts.:
3.75%, 4/25/22[6]	18,895,000		18,942,238
8.50%, 10/12/35[6]	8,020,000		11,809,450

			92,310,176
Israel—0.2%
Israel (State of) Sr. Unsec. Bonds, 4%, 6/30/2[2]	29,405,000		30,515,068
Italy—3.3%
Buoni Poliennali Del Tesoro Bonds, 4.50%, 3/1/19	97,345,000	EUR	117,582,338
Italy (Republic of) Bonds:
3%, 4/1/14	22,125,000	EUR	27,757,047
4%, 9/1/20	55,750,000	EUR	64,134,159
5%, 3/1/22	17,715,000	EUR	21,444,521
5%, 9/1/40	36,870,000	EUR	39,293,146
Series EU, 1.853%, 10/15/17[3]	22,685,000	EUR	23,786,695
Italy (Republic of) Nts., 1.50%, 3/1/14[3]	9,080,000	EUR	11,054,113

3       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Italy (Republic of) Sr. Unsec. Nts., 4.50%, 6/8/15	4,428,000,000	JPY	55,634,426
Italy (Republic of) Treasury Bonds:
4.75%, 9/15/16	17,660,000	EUR	22,354,538
5.75%, 2/1/33	15,815,000	EUR	18,907,711

			401,948,694
Ivory Coast—0.0%
Ivory Coast Bonds, 3.75%, 12/31/32	6,005,000		4,503,750
Japan—13.8%
Japan Bonds:
2 yr., 0.10%, 5/15/14	35,000,000,000	JPY	437,838,244
5 yr., 0.30%, 3/20/17	19,752,000,000	JPY	248,265,602
10 yr., 1.10%, 3/20/21	8,329,000,000	JPY	107,919,500
20 yr., Series 112, 2.10%, 6/20/29	25,351,000,000	JPY	344,944,224
30 yr., 2%, 3/20/42	15,372,000,000	JPY	196,477,756
Japan Sr. Unsec. Bonds, Series 134, 1.80%, 3/20/32	12,268,000,000	JPY	157,115,578
Japan Sr. Unsec. Unsub. Bonds, 10 yr., Series 307, 1.30%, 3/20/20	15,488,000,000	JPY	204,848,297

			1,697,409,201
Latvia—0.2%
Latvia (Republic of) Nts., 5.25%, 2/22/17[6]	22,605,000		23,396,175
Lithuanua—0.2%
Lithuania (Republic of) Sr. Unsec. Bonds, 6.625%, 2/1/22[6]	20,965,000		24,083,544
Malaysia—0.4%
Malaysia (Government of) Sr. Unsec. Bonds, Series 1/06, 4.262%, 9/15/16	79,670,000	MYR	26,195,662
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21[6]	21,115,000		23,257,814

			49,453,476
Mexico—4.8%
United Mexican States Bonds:
21.301%, 12/18/14[4]	173,030,000	MXN	67,584,033
Series M, 6.50%, 6/10/21[3]	1,176,700,000	MXN	95,845,870
Series M20, 7.50%, 6/3/27[3]	1,529,850,000	MXN	130,486,639

	Principal Amount		Value
Series M10, 7.75%, 12/14/17	1,306,705,000	MXN	$111,259,029
Series M, 8%, 6/11/20	739,000,000	MXN	65,699,685
Series M20, 8.50%, 5/31/29[3]	491,100,000	MXN	45,037,460

4       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

United Mexican States Treasury Bills:
4.534%, 12/13/12[5]	518,800,000	MXN	38,099,600
4.54%, 10/18/12[5]	515,400,000	MXN	38,115,730

			592,128,046
Nigeria—0.2%
Nigeria (Federal Republic of) Treasury Bills:
15.149%, 3/7/13[5]	368,000,000	NGN	2,020,994
15.205%, 3/28/13[5]	1,320,000,000	NGN	7,171,635
Series 364, 15.455%, 2/21/13[5]	1,651,000,000	NGN	9,125,724
Series 364, 15.572%, 4/25/13[5]	989,000,000	NGN	5,313,859

			23,632,212
Panama—0.4%
Panama (Republic of) Bonds:
6.70%, 1/26/36	12,062,000		16,344,010
8.875%, 9/30/27	9,385,000		14,617,138
9.375%, 4/1/29	9,505,000		15,588,200

			46,549,348
Peru—1.8%
Peru (Republic of) Bonds, 7.35%, 7/21/25	31,555,000		44,492,550
Peru (Republic of) Sr. Unsec. Bonds:
6.95%, 8/12/31[6]	130,550,000	PEN	56,887,573
8.20%, 8/12/26[6]	84,500,000	PEN	40,585,678
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[6]	117,220,000	PEN	52,253,162
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50	21,550,000		26,237,125

			220,456,088
Philippines—0.1%
Philippines (Republic of the) Sr. Unsec. Bonds, 5%, 1/13/37	9,340,000		10,203,950
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	6,605,000		8,470,913

			18,674,863
Poland—2.1%
Poland (Republic of) Bonds:
5.25%, 10/25/20	139,210,000	PLZ	42,347,016
Series WS0922, 5.75%, 9/23/22	117,260,000	PLZ	36,737,349
Series 0415, 5.50%, 4/25/15	78,195,000	PLZ	24,026,459
Series 0416, 5%, 4/25/16	154,065,000	PLZ	46,867,131
Series 1017, 5.25%, 10/25/17	221,610,000	PLZ	68,006,563
Poland (Republic of) Sr. Unsec. Nts.:
5%, 3/23/22	7,360,000		8,070,240
5.125%, 4/21/21	27,415,000		30,375,820

			256,430,578

5       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Qatar—0.4%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[6]	16,450,000		19,049,100

	Principal Amount		Value
Qatar (State of) Sr. Unsec. Nts.:
5.75%, 1/20/42[6]	$12,605,000		$15,094,488
6.40%, 1/20/40[6]	7,360,000		9,402,400

			43,545,988
Romania—0.4%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[6]	46,330,000		48,472,763
Russia—2.4%
Russian Federation Bonds:
7.50%, 3/15/18[3]	788,600,000	RUR	23,826,318
7.50%, 2/27/19[3]	863,600,000	RUR	25,879,001
7.60%, 4/14/21[3]	1,168,000,000	RUR	34,838,489
Series 6206, 7.40%, 6/14/17	3,794,300,000	RUR	115,340,979
Russian Federation Unsec. Bonds:
4.50%, 4/4/22[6]	14,375,000		15,095,331
5.625%, 4/4/42[6]	28,810,000		30,892,963
Series 9, 7.90%, 3/18/21[3]	398,800,000	RUR	11,925,981
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 6.025%, 7/15/20[7,8]	39,150,000		39,468,094

			297,267,156
Singapore—0.2%
Singapore (Republic of) Sr. Unsec. Bonds, 2.375%, 4/1/17	24,145,000	SGD	20,808,349
Slovakia—0.2%
Slovakia (Republic of) Bonds, 4.375%, 5/21/22[6]	21,500,000		21,285,000
South Africa—4.3%
South Africa (Republic of) Bonds:
Series R209, 6.25%, 3/31/36	608,540,000	ZAR	57,035,621
Series R208, 6.75%, 3/31/21	798,480,000	ZAR	94,415,392
Series R213, 7%, 2/28/31	779,580,000	ZAR	83,365,505
Series R207, 7.25%, 1/15/20	1,108,960,000	ZAR	136,513,607
Series R186, 10.50%, 12/21/26	939,885,000	ZAR	139,755,143
South Africa (Republic of) Sr. Unsec. Nts., 4.665%, 1/17/24	19,275,000		20,961,563

			532,046,831

6       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Spain—0.4%
Spain (Kingdom of) Sr. Unsec. Bonds, 4.30%, 10/31/19	27,205,000	EUR	30,901,878
Spain (Kingdom of) Sr. Unsub. Bonds, 4.70%, 7/30/41	18,140,000	EUR	16,799,357

			47,701,235
Sri Lanka—0.2%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[6]	8,755,000		9,017,650
6.25% 7/27/21[6]	10,990,000		11,109,220

			20,126,870
The Netherlands—1.5%
Netherlands (Kingdom of the) Nts., 4.50%, 7/15/17	123,845,000	EUR	181,483,548

	Principal Amount		Value
Turkey—5.1%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	$18,150,000		$21,376,163
7%, 3/11/19	8,515,000		9,930,619
9%, 3/5/14	277,965,000	TRY	155,774,137
9%, 3/8/17	314,705,000	TRY	177,581,671
9.50%, 1/12/22[3]	109,235,000	TRY	64,115,539
10.012%, 7/17/13[5]	216,275,000	TRY	109,448,185
10.50%, 1/15/20[3]	10,760,000	TRY	6,553,575
15.577%, 8/14/13[4]	21,120,000	TRY	17,165,169
Turkey (Republic of) Nts., 7.50%, 7/14/17	10,900,000		12,739,375
Turkey (Republic of) Unsec. Bonds, 6.25%, 9/26/22	29,780,000		33,800,300
Turkey (Republic of) Unsec. Nts.:
5.125%, 3/25/22	7,625,000		7,958,594
6%, 1/14/41	16,050,000		16,952,813

			633,396,140
Ukraine—0.2%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[6]	5,710,000		5,201,810
Ukraine (Republic of) Sr. Unsec. Nts.:
6.75%, 11/14/17[6]	12,595,000		11,252,373
7.95%, 2/23/21[6]	8,455,000		7,753,235

			24,207,418
United Kingdom—3.0%
United Kingdom Treasury Bonds:
3.75%, 9/7/21	44,135,000	GBP	81,395,554
4%, 9/7/16	67,260,000	GBP	119,981,323
4.75%, 12/7/38	83,395,000	GBP	174,076,402

			375,453,279

7       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Uruguay—0.5%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	22,250,000		32,262,500
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	19,366,250		27,354,828

			59,617,328
Venezuela—0.9%
Venezuela (Republic of) Bonds:
9%, 5/7/23	38,995,000		30,221,125
11.95%, 8/5/31	10,205,000		9,133,475
Venezuela (Republic of) Nts., 8.25%, 10/13/24	15,200,000		11,058,000
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19	11,135,000		8,601,788
12.75%, 8/23/22	7,900,000		7,623,500
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	15,685,000		10,352,100
7.65%, 4/21/25	25,680,000		17,847,600

Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[6]	21,165,000		20,635,875

			115,473,463

Total Foreign Government Obligations (Cost $8,340,101,385)			8,415,324,135

	Principal Amount		Value
Corporate Bonds and Notes—22.5%
Consumer Discretionary—0.1%
Automobiles—0.1%
Jaguar Land Rover plc, 8.25% Sr. Nts., 3/15/20[6]	8,855,000	GBP	$14,166,391
Consumer Staples—0.3%
Beverages—0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[3]	11,985,000	BRR	6,539,239
Food & Staples Retailing—0.1%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21[6]	19,520,000		20,357,584
Food Products—0.1%
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[6]	16,260,000		15,752,038
Energy—5.2%
Oil, Gas & Consumable Fuels—5.2%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[6]	12,125,000		12,549,375

8       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[6]	47,500,000	54,150,000
8.146% Sr. Sec. Nts., 4/11/18[6]	24,310,000	29,068,002
8.625% Sr. Sec. Nts., 4/28/34[6]	15,325,000	19,577,688
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[6]	43,260,000	54,174,065
Gazprom Via Gaz Capital SA, 5.999% Sr. Unsec. Nts., 1/23/21[6]	10,000,000	10,770,200
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[6]	15,750,000	17,403,750
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[6]	38,535,000	47,831,569
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20[6]	34,700,000	36,563,390
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[6]	27,285,000	30,037,784
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[6]	5,560,000	6,282,800
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[6]	11,446,400	12,047,336
Pemex Project Funding Master Trust, 6.625% Unsec. Unsub. Bonds, 6/15/35	36,620,000	43,760,900
Pertamina Persero PT:
5.25% Nts., 5/23/21[6]	13,125,000	13,781,250
6% Sr. Unsec. Nts., 5/3/42[6]	13,430,000	13,329,275
6.50% Sr. Unsec. Nts., 5/27/41[6]	9,810,000	10,398,600
Petrobras International Finance Co.:
5.375% Sr. Unsec. Unsub. Nts., 1/27/21	33,700,000	36,514,422
5.75% Sr. Unsec. Unsub. Nts., 1/20/20	11,585,000	12,738,310
Petroleos de Venezuela SA:
4.90% Sr. Unsec. Nts., Series 2014, 10/28/14	21,535,000	18,573,938
8.50% Sr. Nts., 11/2/17[6]	24,460,000	19,934,900
12.75% Sr. Unsec. Nts., 2/17/22[6]	11,725,000	11,050,813
Petroleos Mexicanos:
4.875% Sr. Unsec. Unsub. Nts., 1/24/22[6]	24,000,000	25,980,000
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	16,700,000	18,954,500
5.50% Sr. Unsec. Unsub. Nts., 6/27/44[6]	16,025,000	16,425,625
6% Sr. Unsec. Unsub. Nts., 3/5/20	20,260,000	23,531,990

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[6]	$23,960,000	$29,626,540
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[6]	15,160,000	15,235,800
Tengizchevroil LLP, 6.124% Nts., 11/15/14[7]	4,600,373	4,810,150

		645,102,972

9       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Financials—10.4%
Capital Markets—0.4%
Credit Suisse AG (Guernsey), 1.625% Sec. Bonds, 3/6/15[6]	13,597,500		13,672,177
Korea Development Bank (The), 3.875% Sr. Unsec. Nts., 5/4/17	12,705,000		13,544,559
UBS AG (London), 2.25% Sec. Nts., 3/30/17[6]	17,705,000		17,787,240

			45,003,976
Commercial Banks—8.4%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[7]	18,710,000		19,155,298
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[6]	12,715,000		12,861,223
Australia & New Zealand Banking Group Ltd., 2.40% Sec. Bonds, 11/23/16[6]	22,720,000		23,297,088
Banco BMG SA:
9.15% Nts., 1/15/16[7]	9,220,000		8,436,300
9.95% Unsec. Unsub. Nts., 11/5/19[6]	9,060,000		8,289,900
Banco de Credito del Peru, 5.375% Sr. Nts., 9/16/20[6]	9,260,000		9,653,550
Banco de Credito del Peru/Panama, 6.875% Sub. Nts., 9/16/26[3,6]	6,104,000		6,668,620
Banco del Estado de Chile, 3.875% Sr. Unsec. Nts., 2/8/22[6]	14,085,000		14,407,293
Banco do Brasil SA, 5.875% Unsec. Sub. Nts., 1/26/22[6]	7,790,000		8,033,827
Banco do Brasil SA (Cayman), 9.25% Perpetual Jr. Sub. Bonds[6,9]	55,990,000		62,361,662
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[6]	15,140,000		15,594,200
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[6]	9,350,000		10,051,250
Bank of Scotland plc:
4.875% Sr. Sec. Nts., 12/20/24	7,625,000	GBP	13,014,244
4.875% Sr. Sec. Unsub. Nts., 11/8/16	4,535,000	GBP	7,862,878
Barclays Bank plc, 2.25% Sr. Sec. Bonds, 5/10/17[6]	31,010,000		31,057,786
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[6]	28,435,000		29,501,313
BPCE SFH SA, 3.75% Sr. Sec. Nts., 9/13/21	20,715,000	EUR	27,839,445
Compagnie de Financement Foncier:
4.875% Sec. Nts., 5/25/21	13,605,000	EUR	19,526,481
5.75% Sec. Nts., 10/4/21	5,440,000	EUR	8,327,923
Corp Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[6]	14,700,000		15,435,000
EUROFIMA Bonds, 6.25%, 12/28/18	31,010,000	AUD	34,331,933

10       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Grupo Aval Ltd., 5.25% Sr. Unsec. Nts., 2/1/17[6]	16,005,000		16,845,263
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17[6]	4,165,000		4,165,000
9.25% Sr. Nts., 10/16/13[7]	60,130,000		63,025,680
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[3,6]	24,738,000		22,264,200

	Principal Amount		Value
Commercial Banks Continued
Lloyds TSB Bank plc, 6% Sr. Sec. Nts., 2/8/29	13,525,000	GBP	$25,309,126
National Australia Bank Ltd., 2% Sec. Bonds, 6/20/17[6]	26,540,000		26,532,038
Sberbank of Russia Via SB Capital SA:
4.95% Sr. Nts., 2/7/17[6]	10,000,000		10,200,000
5.40% Sr. Unsec. Nts., 3/24/17	23,200,000		24,156,304
6.125% Sr. Nts., 2/7/22[6]	38,995,000		40,785,650
Societe Generale SCF SA, 2.018% Sec. Unsub. Nts., 6/19/17[3]	4,500,000		4,280,850
Sparebank 1 Boligkreditt AS, 2.30% Sec. Bonds, 6/30/17[6]	22,130,000		22,269,419
Stadshypotek AB:
6% Sec. Unsub. Bonds, 6/21/17	1,138,000,000	SEK	189,758,574
6% Sec. Unsub. Bonds, 9/21/16	226,000,000	SEK	37,218,050
Swedbank Hypotek AB:
2.375% Sec. Nts., 4/5/17[6]	16,820,000		17,023,522
3.75% Bonds, 3/15/17	458,000,000	SEK	69,307,173
Toronto-Dominion Bank (The), 1.50% Sec. Bonds, 3/13/17[6]	18,130,000		18,314,926
Turkiye Vakiflar Bankasi TAO, 5.75% Sr. Unsec. Nts., 4/24/17[6]	9,085,000		9,221,275
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20[6]	17,470,000		18,967,528
VTB Capital SA:
6.315% Nts., 2/22/18[6]	18,500,000		18,800,625
6.465% Sr. Sec. Unsub. Nts., 3/4/15[6]	5,635,000		5,923,794
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[6]	7,905,000		8,092,744

			1,038,168,955
Consumer Finance—0.0%
JSC Astana Finance, 9.16% Nts., 3/14/12[10]	14,000,000		1,400,000
Diversified Financial Services—1.6%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[6]	18,487,974		18,047,960
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	30,082,000	EUR	40,469,350

11       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Banco Invex SA, 30.555% Mtg.-Backed Certificates, Series 062U, 3/13/34[3,4]	27,603,725	MXN	2,690,427
Bank of America Corp., 4.75% Sr. Unsec. Nts., 4/3/17	9,065,000	EUR	11,953,686
Caisse Centrale Desjardins du Quebec, 1.60% Sec. Bonds, 3/6/17[6]	18,125,000		18,357,000
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[6]	12,020,000		12,395,625
Instituto de Credito Oficial:
1.95% Sr. Unsec. Unsub. Nts., 12/20/22	8,850,000	GBP	13,206,488
5% Sr. Unsec. Unsub. Nts., 11/14/16	18,130,000		17,021,296
5% Sr. Unsec. Unsub. Nts., 4/10/17	44,235,000		40,143,528
JPMorgan Hipotecaria su Casita:
8.066% Sec. Nts., 8/26/35[4,7]	34,101,099	MXN	306,763
28.897% Mtg.-Backed Certificates, Series 06U, 9/25/35[3,4]	10,161,973	MXN	1,437,154
Korea Development Bank (The), 4% Sr. Unsec. Unsub. Nts., 9/9/16	15,360,000		16,426,675

			192,455,952
Thrifts & Mortgage Finance—0.0%
Compagnie de Financement Foncier, 5.625% Sr. Sec. Nts., 6/19/17	3,175,000		3,509,963

	Principal Amount		Value
Industrials—0.7%
Aerospace & Defense—0.1%
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	$8,755,000		$9,008,895
Construction & Engineering—0.3%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[7]	14,322,298		17,258,369
Odebrecht Finance Ltd.:
5.125% Sr. Nts., 6/26/22[7]	11,655,000		11,567,588
7% Sr. Unsec. Nts., 4/21/20[6]	6,815,000		7,496,500
7.125% Sr. Nts., 6/26/42[7]	8,745,000		8,745,000

			45,067,457
Industrial Conglomerates—0.2%
GE Capital Australia Funding Pty Ltd., 7% Bonds, 10/8/15	20,805,000	AUD	22,846,064
Road & Rail—0.1%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[6]	8,215,000		9,077,575
Materials—1.1%
Chemicals—0.3%
Braskem America Finance Co., 7.125% Sr. Unsec. Nts., 7/22/41[6]	5,500,000		5,513,750
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[6]	11,710,000		11,797,825
5.75% Sr. Unsec. Nts., 4/15/21[6]	11,725,000		12,106,063

			29,417,638

12       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Metals & Mining—0.8%
Alrosa Co. Ltd., 8.25% Sr. Unsec. Nts., 6/23/15[3]	182,270,000	RUR	5,639,262
Alrosa Finance SA, 7.75% Nts., 11/3/20[6]	13,020,000		13,700,555
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[6]	9,050,000		6,968,500
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[6]	7,345,000		8,042,775
Evraz Group SA, 7.40% Nts., 4/24/17[6]	12,115,000		11,935,456
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[6]	10,305,000		9,351,788
JSC Severstal, 6.70% Nts., 10/25/17[6]	16,030,000		16,255,382
Vale Overseas Ltd., 4.375% Sr. Unsec. Unsub. Nts., 1/11/22	30,000,000		30,723,360

			102,617,078
Telecommunication Services—2.0%
Diversified Telecommunication Services—0.9%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19[6]	10,977,000		7,354,590
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[6]	30,440,000	BRR	15,951,257
Qtel International Finance Ltd., 4.75% Sr. Unsec. Nts., 2/16/21[6]	24,800,000		26,474,000
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[6]	39,166,000		40,145,150
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[6]	20,000,000		17,600,000

			107,524,997
Wireless Telecommunication Services—1.1%
America Movil SAB de CV:
5% Sr. Unsec. Unsub. Nts., 3/30/20	18,000,000		20,544,876
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	140,800,000	MXN	11,095,585
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[6]	16,520,000		18,992,879

	Principal Amount		Value
Wireless Telecommunication Services Continued
Sistema International Funding SA, 6.95% Unsec. Nts., 5/17/19[6]	$12,105,000		$11,968,819
Vimpel Communications/VIP Finance Ireland Ltd. OJSC:
7.748% Sec. Nts., 2/2/21[6]	9,805,000		9,493,593
9.125% Sr. Unsec. Nts., 4/30/18[6]	35,235,000		37,613,363

13       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Vimpel-Communications:
8.85% Sr. Unsec. Nts., 3/8/22[3]	199,300,000	RUR	5,975,385
8.85% Sr. Unsec. Nts., 3/8/22[3]	199,300,000	RUR	5,975,385
VimpelCom Holdings BV, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[6]	16,490,000		15,532,591

			137,192,476
Utilities—2.7%

Electric Utilities—2.1%
Centrais Eletricas Brasileiras SA, 5.75% Sr. Unsec. Unsub. Nts., 10/27/21[6]	16,470,000		18,084,060
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[6]	6,530,000		2,383,450
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[6]	14,300,000		17,517,500
Eskom Holdings Ltd.:
5.75% Sr. Unsec. Bonds, 1/26/21[6]	15,910,000		17,481,113
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	294,000,000	ZAR	34,003,619
10% Nts., Series ES23, 1/25/23	368,000,000	ZAR	51,675,871
Israel Electric Corp. Ltd.:
6.70% Sr. Unsec. Nts., 2/10/17[6]	9,480,000		9,835,974
7.25% Nts., 1/15/19[6]	41,280,000		42,280,668
Majapahit Holding BV:
7.75% Nts., 10/17/16[6]	15,375,000		17,623,594
8% Sr. Unsec. Nts., 8/7/19[6]	11,780,000		14,253,800
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	665,100,000	PHP	16,030,370
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[6]	20,220,000		21,231,000

			262,401,019
Energy Traders—0.3%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[6]	15,955,000		17,244,691
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[6]	16,985,000		18,513,650

			35,758,341
Gas Utilities—0.2%
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[6]	7,705,000		8,167,300
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[6]	11,195,000		11,670,788

			19,838,088

14       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Water Utilities—0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25% Sr. Unsec. Nts., 12/16/20[6]	11,825,000		12,593,625

Total Corporate Bonds and Notes (Cost $2,738,264,854)			2,775,800,323

	Principal Amount		Value
Corporate Loans—0.0%
Hallertau SPC, Sr. Sec. Credit Facilities Term Loan, 7.94%, 9/17/13[10] (Cost $5,612,370)	$15,837,500		$5,543,125
Structured Securities—3.6%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 7%, 5/19/27	110,730,000,000	IDR	12,290,234
Indonesia (Republic of) Total Return Linked Bonds, 8.25%, 6/17/32	203,870,000,000	IDR	24,852,931
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[7]	11,920,000,000	COP	8,307,976
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24[4,7]	6,450,000,000	COP	4,478,589
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/2[4]	86,317,000,000	COP	59,934,631
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	26,964,000,000	COP	18,913,412
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[10]	220,242,600	RUR	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[10]	64,600,000	RUR	—
Deutsche Bank AG:
Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[5,7]	4,294,859		3,090,625
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[5,7]	5,472,310		3,937,931
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[5,7]	4,724,463		3,399,773
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[5,7]	4,223,075		3,038,969
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[5,7]	5,258,071		3,783,762
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25[5,7]	6,001,290		4,318,590

15       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[5,7]	4,794,328		3,450,048
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25[5,7]	4,506,465		3,242,899
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.265%, 5/22/15[3,7]	1,273,571	MXN	91,653
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.265%, 5/22/15[3,7]	2,228,143	MXN	160,350
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.265%, 5/22/15[3,7]	33,594,990	MXN	2,417,685
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.265%, 5/22/15[3,7]	2,448,357	MXN	176,198
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.265%, 5/22/15[3,7]	1,778,777	MXN	128,011
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.265%, 5/22/15[3,7]	1,136,016	MXN	81,754
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.265%, 5/22/15[3,7]	209,208	MXN	15,056
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37[5,7]	376,977,600,000	COP	17,400,837
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.787%, 12/20/17[3,7]	42,470,000		36,592,152
Series 2008-01, 9.888%, 8/2/10[5,7,10]	63,164,246	BRR	3,144,847
HSBC Bank USA NA, Indonesia (Republic of) Credit Linked Nts., 8.25%, 6/15/32[6]	135,910,000,000	IDR	16,568,214
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16[5,7]	68,635,000,000	COP	31,234,560

	Principal Amount		Value
Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16[5,7]	90,697,000,000	COP	$39,234,760
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[7]	12,645,000,000	COP	8,869,354
Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20[7]	45,193,500,000	COP	31,699,262
Indonesia (Republic of) Credit Linked Nts., 7%, 5/19/27[6]	260,530,000,000	IDR	28,916,958
LB Peru Trust II Certificates, Series 1998-A, 4.534%, 2/28/16[5,10]	1,426,420		142,642
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[7]	13,289,000,000	COP	7,907,923
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[6]	26,120,000	PEN	8,509,701
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	273,476,784	RUR	4,006,706

16       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Morgan Stanley Capital Services, Inc.:
Brazil (Federative Republic of) Credit Linked Nts., 12.551%, 1/5/22[5,6]	173,500,000	BRR	12,957,431
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[6]	11,760,000		9,772,560
UBS AG, Indonesia (Republic of) Total Return Linked Nts., 8.25%, 6/17/32	184,730,000,000	IDR	22,519,654

Total Structured Securities (Cost $494,695,875)			439,588,638

	Expiration Date	Strike Price	Contracts
Options Purchased—1.3%
Australian Dollar (AUD) Call[11]	8/23/12	1AUD per 1.035USD	65,875,000	579,815
Australian Dollar (AUD) Call[11]	8/31/12	1AUD per 1.095USD	72,290,000	1,211,297
Australian Dollar (AUD) Call[11]	8/31/12	1AUD per 1.095USD	72,290,000	1,211,297
Australian Dollar (AUD) Call[11]	8/31/12	1AUD per 1.095USD	43,370,000	726,711
Brazilian Real (BRR) Call[11]	10/17/12	1USD per 1.90BRR	190,000,000	557,530
Brazilian Real (BRR) Call[11]	10/18/12	1USD per 1.82BRR	120,205,000	102,839
Brazilian Real (BRR) Call[11]	10/18/12	1USD per 1.90BRR	125,380,000	371,162
Brazilian Real (BRR) Put[11]	12/4/12	1BRR per 40.88JPY	8,000,000,000	1,955,416
Canadian Dollar (CAD) Put[11]	10/8/12	1AUD per 0.98CAD	88,570,000	270,641
Euro (EUR) FX Futures, 9/17/12 Call[11]	7/9/12	1.290	107	14,713
Euro (EUR) FX Futures, 9/17/12 Call[11]	7/9/12	1.310	107	2,675
Euro (EUR) FX Futures, 9/17/12 Call[11]	7/9/12	1.330	1	6
Euro (EUR) FX Futures, 9/17/12 Put[11]	7/9/12	1.160	8	50
Euro (EUR) FX Futures, 9/17/12 Put[11]	7/9/12	1.170	1,054	6,588
Euro (EUR) FX Futures, 9/17/12 Put[11]	7/9/12	1.190	660	4,125

17       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Expiration Date	Strike Price	Contracts	Value
Euro (EUR) FX Futures, 9/17/12 Put[11]	7/9/12	$1.230	1,611	$80,550
Euro (EUR) FX Futures, 9/17/12 Put[11]	7/9/12	1.190	494	3,088
Euro (EUR) FX Futures, 9/17/12 Put[11]	7/9/12	1.200	291	1,819
Euro (EUR) FX Futures, 9/17/12 Put[11]	7/9/12	1.200	1,194	7,463
Euro (EUR) FX Futures, 9/17/12 Put[11]	7/9/12	1.210	305	3,813
Euro (EUR) FX Futures, 9/17/12 Put[11]	7/9/12	1.230	1,506	56,475
Euro (EUR) FX Futures, 9/17/12 Put[11]	7/9/12	1.250	84	14,700
Euro (EUR) FX Futures, 9/17/12 Put[11]	7/9/12	1.250	355	93,188
Euro (EUR) FX Futures, 9/17/12 Put[11]	7/9/12	1.260	5	2,938
Euro (EUR) FX Futures, 9/17/12 Put[11]	9/10/12	1.200	300	195,000
Euro (EUR) Put[11]	2/7/13	1EUR per 1.30USD	125,000,000	7,540,741
Euro (EUR) Put[11]	2/12/13	1EUR per 1.305USD	300,000,000	19,824,372
Euro (EUR) Put[11]	2/12/13	1EUR per 1.305USD	200,000,000	13,216,248
Euro (EUR) Put[11]	2/15/13	1EUR per 1.30USD	125,000,000	7,928,820
Euro (EUR) Put[11]	2/19/13	1EUR per 1.30USD	200,000,000	12,768,660
Euro (EUR) Put[11]	2/21/13	1EUR per 1.31USD	125,000,000	8,755,283
Euro$ 1 yr. MID-CRV Futures, 9/16/13 Put[11]	7/16/12	99.25	1,982	24,775
Euro$ 1 yr. MID-CRV Futures, 9/16/13 Put[11]	9/17/12	99.25	989	49,450

18       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Japanese Yen (JPY) Call[11]	7/24/12	1USD per 75JPY	12,244,000,000	4,041
Japanese Yen (JPY) Call[11]	7/24/12	1USD per 75JPY	12,447,000,000	4,108
Japanese Yen (JPY) Call[11]	8/9/12	1USD per 75JPY	12,247,830,000	29,640
Japanese Yen (JPY) Call[11]	9/13/12	1USD per 75JPY	9,071,000,000	178,245
Japanese Yen (JPY) Futures, 9/17/12 Call[11]	7/9/12	128.500	94	2,938
Japanese Yen (JPY) Futures, 9/17/12 Call[11]	7/9/12	131.500	324	2,025
Japanese Yen (JPY) Futures, 9/17/12 Call[11]	7/9/12	133.000	107	669
Japanese Yen (JPY) Futures, 9/17/12 Call[11]	7/9/12	133.500	324	2,025
Japanese Yen (JPY) Futures, 9/17/12 Call[11]	9/10/12	141.000	107	1,338
Japanese Yen (JPY) Futures, 9/17/12 Put[11]	7/9/12	123.000	175	13,125

	Expiration Date	Strike Price	Contracts	Value
Japanese Yen (JPY) Futures, 9/17/12 Put[11]	7/9/12	$123.500	532	$73,150
Japanese Yen (JPY) Futures, 9/17/12 Put[11]	7/9/12	124.000	429	96,525
Japanese Yen (JPY) Futures, 9/17/12 Put[11]	9/10/12	120.000	687	309,150
Japanese Yen (JPY) Futures, 9/17/12 Put[11]	9/10/12	122.000	98	86,975
Japanese Yen (JPY) Put[11]	3/29/13	1USD per 85JPY	7,283,000,000	1,135,638
Japanese Yen (JPY) Put[11]	5/31/13	1USD per 82JPY	2,189,500,806	743,620
Japanese Yen (JPY) Put[11]	3/11/13	1USD per 81.90JPY	8,230,000,000	2,203,994
Japanese Yen (JPY) Put[11]	5/27/13	1USD per 82JPY	9,950,000,000	3,338,623

19       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Japanese Yen (JPY) Put[11]	5/31/13	1USD per 82JPY	9,794,000,000	3,326,336
Japanese Yen (JPY) Put[11]	6/17/13	1USD per 80JPY	8,000,000,000	3,951,840
Japanese Yen (JPY) Put[11]	6/17/13	1USD per 80JPY	8,000,000,000	3,951,840
Japanese Yen (JPY) Put[11]	6/25/13	1USD per 82JPY	12,000,000,000	4,382,280
Mexican Nuevo Peso (MXN) Call[11]	11/9/12	1USD per 12.84MXN	1,694,600,000	1,659,793
Mexican Nuevo Peso (MXN) Call[11]	11/13/12	1USD per 12.925MXN	1,705,900,000	1,949,758
Mexican Nuevo Peso (MXN) Call[11]	11/30/12	1USD per 13.333MXN	1,532,340,000	3,349,680
Mexican Nuevo Peso (MXN) Put[11]	9/26/12	1USD per 13MXN	94,255,000	572,768
New Turkish Lira (TRY) Call[11]	8/30/12	1USD per 1.80TRY	130,100,000	826,756
New Turkish Lira (TRY) Call[11]	9/3/12	1USD per 1.80TRY	104,160,000	701,249
New Turkish Lira (TRY) Call[11]	9/3/12	1USD per 1.81TRY	98,130,000	789,496
Polish Zloty (PLZ) Call[11]	8/31/12	1USD per 3.32PLZ	240,140,000	1,737,896
Polish Zloty (PLZ) Call[11]	8/31/12	1USD per 3.311PLZ	143,610,000	969,197
Russian Ruble (RUR) Call[11]	11/29/12	1USD per 31.25RUR	2,772,700,000	843,788
Russian Ruble (RUR) Call[11]	12/3/12	1USD per 32.421RUR	3,242,100,000	2,148,540
South African Rand (ZAR) Call[11]	8/31/12	1USD per 8.0015ZAR	578,430,000	895,346
South African Rand (ZAR) Call[11]	8/31/12	1USD per 8.018ZAR	405,740,000	664,484
South Korean Won (KRW) Call[11]	8/31/12	1USD per 1,135.50KRW	82,090,000,000	694,481

	Expiration Date	Strike Price	Contracts	Value
South Korean Won (KRW) Call[11]	8/31/12	$1USD per 1,136.50KRW	53,400,000,000	$470,988
South Korean Won (KRW) Call[11]	8/31/12	1USD per 1,138.00KRW	45,245,000,000	423,946
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put[11]	7/30/12	131.500	2,886	496,031

20       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put[11]	7/30/12	132.500	2,219	832,125
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put[11]	8/27/12	128.000	346	21,625
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put[11]	8/27/12	130.000	346	59,469
United States Dollar (USD) Put, 2/26/13[11]	2/26/13	1EUR per 1.32USD	125,000,000	9,306,188
United States Dollar (USD) Put, 2/5/13[11]	2/5/13	1EUR per 1.30USD	250,000,000	15,094,280
United States Dollar (USD) Put, 2/7/13[11]	2/7/13	1EUR per 1.30USD	125,000,000	7,583,523
United States Dollar (USD) Put, 8/2/12[11]	8/2/12	1EUR per 1.30USD	125,000,000	4,691,913
Worst performing of: Euro (EUR) Put/United States Dollar (USD) Call or the United States Dollar (USD) Call/ Japanese Yen (JPY) Put[11]	7/26/12	1EUR per 1.275USD/ 1USD per 79.50JPY	26,893,000	133,389

Total Options Purchased (Cost $160,689,572)				158,337,082

	Swaption Expiration Date	Notional Amount
Swaptions Purchased—0.5%
Barclays Bank plc;
Interest Rate Swaption (European); Swap Terms: Paid: 2.67%; Received: Three-Month USD BBA LIBOR; Termination Date: 6/18/44[11]	6/17/14	$100,000,000	$10,559,537

21       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.10%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/20/43[11]	5/17/13	100,000,000	3,201,646
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.40%; Termination Date: 4/9/24[11]	4/8/14	100,000,000	5,029,963

	Swaption Expiration Date	Notional Amount	Value

Bank of America NA, Interest Rate Swaption (European); Swap Terms: Paid: 1.35%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/5/17[11]	11/2/12	$94,300,000	$200,251
Bank of America NA, Interest Rate Swaption (European); Swap Terms: Paid: 2.195%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/2/19[11]	10/1/12	132,000,000	53,578

22       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Bank of America NA, Interest Rate Swaption (European); Swap Terms: Paid: 2.275%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/9/22[11]	7/5/12	162,515,000	1
Bank of America NA, Interest Rate Swaption (European); Swap Terms: Paid: 3.10%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/22/43[11]	5/21/13	53,700,000	1,741,698
Bank of America NA; Index Credit Default Swaption (European); Swap Terms: Paid: Sell Protection on iTraxx Europe Crossover Series 17 Version 1; Received: 5%; Termination Date: 6/20/17[11]	9/20/12	94,255,000	2,067,670
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.67%; Received: Six-Month EUR EURIBOR; Termination Date: 5/8/44[11]	5/7/14	76,905,000	8,122,413
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.695%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/15/23[11]	4/12/13	134,520,000	1,193,061
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.48%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/27/47[11]	4/26/17	76,880,000	7,555,777

23       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Swaption Expiration Date	Notional Amount	Value
Bank of America NA, Interest Rate Swaption (European); Swap Terms: Paid: 1.266%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/7/17[11]	9/6/12	$150,000,000	$134,722
Bank of America NA, Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 0.926%; Termination Date: 9/7/17[11]	9/6/12	150,000,000	302,913
Goldman Sachs Bank USA, Interest Rate Swaption (European); Swap Terms: Paid: 3.10%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/20/43[11]	5/17/13	100,000,000	3,201,646

24       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 2.185%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/13/22[11]	7/12/12	81,025,000	1,626
Goldman Sachs Bank USA, Interest Rate Swaption (European); Swap Terms: Paid: 2.495%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/22/22[11]	11/23/12	213,400,000	891,859
Goldman Sachs Bank USA, Interest Rate Swaption (European); Swap Terms: Paid: 1.88%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/24/19[11]	7/23/12	107,945,000	775
Goldman Sachs Bank USA, Interest Rate Swaption (European); Swap Terms: Paid: 1.945%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/2/19[11]	10/1/12	117,550,000	131,403

25       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Swaption Expiration Date	Notional Amount	Value
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: Sell Protection on iTraxx Europe Crossover Series 17 Version 1; Received: 5%; Termination Date: 6/20/17[11]	9/20/12	$94,155,000	$1,629,941
JPMorgan Chase Bank NA, Interest Rate Swaption (European); Swap Terms: Paid: 1.97375%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/1/19[11]	9/28/12	150,000,000	144,945
JPMorgan Chase Bank NA, Interest Rate Swaption (European); Swap Terms: Paid: 2.245%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/10/22[11]	7/9/12	162,185,000	20
JPMorgan Chase Bank NA, Interest Rate Swaption (European); Swap Terms: Paid: 1.65%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/25/18[11]	2/22/13	134,605,000	436,255

26       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: 1.17%; Received: Six-Month JPY BBA LIBOR; Termination Date: 9/26/22[11]	9/25/12	35,415,000,000	525,467
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: 2.11%; Received: Six-Month EUR EURIBOR; Termination Date: 1/3/23[11]	1/2/13	235,360,000	6,939,873
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: 2.215%; Received: Three-Month USD BBA LIBOR; Termination Date: 12/4/22[11]	12/3/12	542,135,000	5,049,098
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: 2.98%; Received: Six-Month EUR EURIBOR; Termination Date: 3/4/23[11]	3/1/13	134,350,000	1,208,808

27       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

	Swaption Expiration Date	Notional Amount	Value
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: 3.025%; Received: Six-Month EUR EURIBOR; Termination Date: 2/27/23[11]	2/26/13	$134,540,000	$1,093,536
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: Three-Month AUD BBR BBSW; Received: 3.35%; Termination Date: 12/10/15[11]	12/10/12	132,745,000	1,379,624
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.54%; Termination Date: 6/13/23[11]	6/12/13	133,830,000	1,441,798

Total Swaptions Purchased (Cost $128,687,812)			64,239,904

	Shares
Investment Company—2.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[12,13] (Cost $278,188,397)	278,188,397	278,188,397
Total Investments, at Value (Cost $12,289,898,482)	99.6%	12,285,488,139
Other Assets Net of Liabilities	0.4	47,927,035

Net Assets	100.0%	$12,333,415,174

Footnotes to Statement of Investments

Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:
AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira

28       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RUR	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
ZAR	South African Rand

*	June 29, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.
1.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $22,720,036. See accompanying Notes.
2.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $64,588,633. See accompanying Notes.
3.	Represents the current interest rate for a variable or increasing rate security.
4.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.
5.	Zero coupon bond reflects effective yield on the date of purchase.
6.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,303,649,228 or 18.68% of the Fund’s net assets as of June 29, 2012.
7.	Restricted security. The aggregate value of restricted securities as of June 29, 2012 was $415,046,067, which represents 3.37% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15	7/15/10-4/3/12	$18,643,251	$19,155,298	$512,047
Banco BMG SA, 9.15% Nts., 1/15/16	12/15/05-4/3/12	9,190,196	8,436,300	(753,896)
Caisse D’Amortissement de la Dette Sociale Bonds, 1.625%, 7/6/15	6/26/12	22,038,135	22,069,261	31,126
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/09/2008	5,050,171	8,307,976	3,257,805
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	3/28/12	4,549,775	4,478,589	(71,186)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25	10/8/10	2,959,290	3,090,625	131,335
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25	4/16/09	3,018,215	3,242,899	224,684
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25	8/18/09	3,230,251	3,450,048	219,797
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25	9/25/09	4,051,899	4,318,590	266,691
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25	12/17/09	3,565,073	3,783,762	218,689

29       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25	3/30/10	2,876,071	3,038,969	162,898
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25	5/18/10	3,227,924	3,399,773	171,849
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25	7/16/10	3,751,322	3,937,931	186,609
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.265%, 5/22/15	5/21/08	122,792	91,653	(31,139)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.265%, 5/22/15	6/12/08	214,813	160,350	(54,463)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.265%, 5/22/15	6/18/08	3,259,229	2,417,685	(841,544)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.265%, 5/22/15	7/8/08	237,353	176,198	(61,155)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.265%, 5/22/15	7/15/08	172,730	128,011	(44,719)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 81.265%, 5/22/15	8/8/08	111,830	81,754	(30,076)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.265%, 5/22/15	8/22/08	20,634	15,056	(5,578)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37	1/18/07	41,043,100	17,400,837	(23,642,263)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.787%, 12/20/17	12/13/07	42,470,000	36,592,152	(5,877,848)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.888%,	4/18/08-10/1/08	31,666,704	3,144,847	(28,521,857)
Halyk Savings Bank of Kazakhstan JSC, 9.25% Sr. Nts., 10/16/13	4/9/08-1/11/10	59,867,521	63,025,680	3,158,159
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24	8/3/06-11/18/09	14,428,993	17,258,369	2,829,376
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16	12/6/05	11,167,708	31,234,560	20,066,852
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16	10/16/06	14,183,697	39,234,760	25,051,063
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	8,600,837	8,869,354	268,517
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20	10/6/10	31,156,928	31,699,262	542,334
JPMorgan Hipotecaria su Casita, 8.066% Sec. Nts., 8/26/35	3/21/07	3,092,229	306,763	(2,785,466)

30       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	5,679,060	7,907,923	2,228,863
Odebrecht Finance Ltd., 5.125% Sr. Nts., 6/26/22	6/21/2012	11,587,518	11,567,588	(19,930)
Odebrecht Finance Ltd., 7.125% Sr. Nts., 6/26/42	6/21/2012	8,611,989	8,745,000	133,011
Tengizchevroil LLP, 6.124% Nts., 11/15/14	11/16/04-3/16/10	4,674,334	4,810,150	135,816
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 6.025%, 7/15/20	6/26/12	39,150,000	39,468,094	318,094

		$417,671,572	$415,046,067	$(2,625,505)

8.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 29, 2012. See accompanying Notes.
9.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
10.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.
11.	Non-income producing security.
12.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2011	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	236,989,845	4,283,375,188	4,242,176,636	278,188,397

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$278,188,397	$545,998

13.	Rate shown is the 7-day yield as of June 29, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Japan	$1,723,728,209	14.0%
Brazil	1,041,127,637	8.5
Russia	871,718,601	7.1
Mexico	802,526,604	6.5
Australia	762,371,421	6.2
Turkey	684,578,583	5.6
South Africa	636,767,264	5.2
United States	544,680,079	4.4
United Kingdom	466,863,704	3.8
France	444,899,706	3.6

31       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Italy	419,548,694	3.4
Colombia	373,235,182	3.0
Sweden	313,307,319	2.6
Peru	306,386,567	2.5
Indonesia	288,075,686	2.3
Poland	259,137,671	2.1
Hungary	211,748,560	1.7
The Netherlands	181,483,548	1.5
Canada	176,407,877	1.4
Venezuela	165,033,114	1.3
Kazakhstan	147,713,724	1.2
European Union	128,259,460	1.0
Belgium	122,110,828	1.0
Spain	118,072,547	1.0
Israel	82,631,710	0.7
Philippines	71,297,385	0.6
Qatar	70,019,988	0.6
Germany	62,548,748	0.5
Uruguay	59,617,328	0.5
Chile	52,009,568	0.4
Austria	51,835,625	0.4
Malaysia	49,453,476	0.4
Ukraine	49,311,244	0.4
Romania	48,472,763	0.4
Panama	46,549,348	0.4
Denmark	41,350,530	0.3
Supranational	34,465,322	0.3
Korea, Republic of South	31,560,649	0.3
Switzerland	31,459,417	0.3
Finland	30,022,614	0.2
Trinidad & Tobago	29,626,540	0.2
Lithuanua	24,083,544	0.2
Nigeria	23,632,212	0.2
Latvia	23,396,175	0.2
Norway	22,269,419	0.2
India	22,264,200	0.2
Argentina	21,632,735	0.2
Croatia	21,482,897	0.2
Slovakia	21,285,000	0.2
Singapore	20,808,349	0.2
Sri Lanka	20,126,870	0.2
Dominican Republic	18,047,960	0.1
Ghana	9,940,188	0.1
Ivory Coast	4,503,750	—

Total	$12,285,488,139	100.0%

32       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Foreign Currency Exchange Contracts as of June 29, 2012 are as follows:

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America:
Chilean Peso (CLP)	Sell	5,298,000	CLP	7/17/12	$10,552,715	$247,118	$—
Colombian Peso (COP)	Sell	140,987,700	COP	7/17/12-8/24/12	78,337,617	—	1,143,966
Euro (EUR)	Sell	8,637	EUR	7/17/12	10,931,634	407,711	—
Indian Rupee (INR)	Sell	453,620	INR	7/17/12	8,094,395	—	32,906
Malaysian Ringgit (MYR)	Sell	17,040	MYR	7/17/12	5,359,682	59,304	—
Mexican Nuevo Peso (MXN)	Sell	711	MXN	7/2/12	53,268	—	1,211
New Turkish Lira (TRY)	Sell	149,880	TRY	7/25/12	82,395,590	14,923	—
Peruvian New Sol (PEN)	Buy	46,480	PEN	7/10/12	17,422,947	—	95,328
Philippines Peso (PHP)	Sell	687,000	PHP	7/17/12	16,282,531	—	283,463
Polish Zloty (PLZ)	Sell	291,430	PLZ	8/6/12-8/23/12	87,011,874	—	4,972,315
South African Rand (ZAR)	Buy	299,151	ZAR	7/3/12-7/20/12	36,493,607	144,727	1,114,259
South African Rand (ZAR)	Sell	1,076,930	ZAR	7/11/12	131,511,111	3,987,403	146,960
Swiss Franc (CHF)	Buy	18,875	CHF	8/23/12	19,913,869	—	182,423

						4,861,186	7,972,831
Barclay’s Capital:
Euro (EUR)	Buy	14,715	EUR	7/23/12	18,625,302	14,145	534,332
Euro (EUR)	Sell	349,820	EUR	7/25/12	442,786,777	16,420,188	—
Hungarian Forint (HUF)	Buy	6,562,999	HUF	7/2/12-10/24/12	28,923,253	680,403	—
Israeli Shekel (ILS)	Buy	95,390	ILS	4/2/13	24,229,603	—	656,909
Israeli Shekel (ILS)	Sell	95,390	ILS	4/2/13	24,229,603	953,216	—
Malaysian Ringgit (MYR)	Sell	8,640	MYR	9/20/12	2,707,243	—	12,296
Mexican Nuevo Peso (MXN)	Buy	152,075	MXN	11/8/12	11,259,844	664,129	—
Mexican Nuevo Peso (MXN)	Sell	642,400	MXN	10/18/12	47,652,459	136,272	—
Norwegian Krone (NOK)	Sell	3,660	NOK	9/20/12	613,368	—	4,451
Peruvian New Sol (PEN)	Sell	80,990	PEN	7/10/12	30,358,960	—	48,331
Polish Zloty (PLZ)	Buy	10,952	PLZ	7/17/12	3,280,175	93,444	—
Russian Ruble (RUR)	Buy	301,510	RUR	7/17/12	9,280,737	—	383,046
Russian Ruble (RUR)	Sell	3,990,301	RUR	7/17/12-12/4/12	120,395,201	733,102	4,087,153
South African Rand (ZAR)	Sell	2,778,750	ZAR	7/20/12-9/12/12	337,561,583	1,187,254	5,386,090
Swedish Krona (SEK)	Sell	6,100	SEK	9/20/12	879,188	—	17,637

						20,882,153	11,130,245
Chase Manhattan Bank:
Nigeria Niara (NGN)	Sell	1,231,060	NGN	7/3/12	7,564,117	—	7,429
Russian Ruble (RUR)	Sell	25,813	RUR	7/6/12	797,037	—	17,710

						—	25,139
Citigroup:
Australian Dollar (AUD)	Sell	347,695	AUD	8/23/12	353,988,693	—	14,137,565
Canadian Dollar (CAD)	Sell	27,340	CAD	8/23/12	26,820,384	—	109,166
Chilean Peso (CLP)	Buy	14,253,000	CLP	7/12/12-9/20/12	28,390,174	252,929	1,403

33       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Colombian Peso (COP)	Buy	44,748,000	COP	7/17/12	25,002,319	536,490	—
Czech Koruna (CZK)	Buy	385,100	CZK	8/23/12	19,093,322	373,326	—
Indian Rupee (INR)	Buy	76,000	INR	9/20/12	1,338,695	—	11,871
Mexican Nuevo Peso (MXN)	Buy	420,800	MXN	9/20/12-10/18/12	31,217,911	40,204	963,202
Mexican Nuevo Peso (MXN)	Sell	554,700	MXN	9/20/12-10/18/12	41,198,656	409,665	891,403
New Taiwan Dollar (TWD)	Buy	132,612	TWD	7/17/12	4,437,915	—	23,725
New Zealand Dollar (NZD)	Sell	214	NZD	7/17/12	171,098	—	1,756
Norwegian Krone (NOK)	Sell	52,840	NOK	9/20/12	8,855,294	—	113,027
Peruvian New Sol (PEN)	Sell	62,640	PEN	7/10/12	23,480,494	—	54,915
Singapore Dollar (SGD)	Sell	1,040	SGD	9/20/12	821,094	—	1,900
South Korean Won (KRW)	Buy	1,555,000	KRW	9/20/12	1,350,276	—	6,297
South Korean Won (KRW)	Sell	5,576,200	KRW	7/17/12-9/20/12	4,845,621	6,508	64,722
Swedish Krona (SEK)	Buy	6,070	SEK	7/17/12	876,924	25,591	—

						1,644,713	16,380,952
Credit Suisse:
British Pound Sterling (GBP)	Sell	52,800	GBP	8/23/12	82,681,123	531,700	362,653
Mexican Nuevo Peso (MXN)	Buy	155,320	MXN	7/17/12	11,623,469	—	126,552
New Turkish Lira (TRY)	Sell	152,460	TRY	7/17/13	78,582,194	—	4,712,729
Peruvian New Sol (PEN)	Sell	14,980	PEN	7/10/12	5,615,227	26,958	—
Russian Ruble (RUR)	Buy	247,801	RUR	7/17/12	7,627,527	—	722,266
Russian Ruble (RUR)	Sell	301,510	RUR	7/17/12	9,280,737	807,479	—
South African Rand (ZAR)	Sell	69,650	ZAR	7/17/12	8,497,516	—	362,259
Swedish Krona (SEK)	Sell	1,535,470	SEK	7/17/12-8/23/12	221,512,114	62,535	5,849,651

						1,428,672	12,136,110
Deutsche Bank Securities, Inc.:
Australian Dollar (AUD)	Sell	318,840	AUD	7/31/12	325,344,927	2,392,303	—
Canadian Dollar (CAD)	Sell	16,180	CAD	9/20/12	15,862,798	—	159,341
Hungarian Forint (HUF)	Sell	14,797,000	HUF	8/6/12	65,183,670	—	5,576,033
Indian Rupee (INR)	Buy	453,620	INR	7/17/12	8,094,395	—	523,006
Malaysian Ringgit (MYR)	Buy	315,730	MYR	8/10/12	99,148,489	—	4,186,590
New Turkish Lira (TRY)	Buy	149,880	TRY	7/25/12	82,395,590	—	103,196
New Turkish Lira (TRY)	Sell	74,655	TRY	7/25/12	41,041,118	51,402	—
Russian Ruble (RUR)	Buy	140,710	RUR	7/19/12	4,329,578	—	401,460
Russian Ruble (RUR)	Sell	493,500	RUR	7/19/12	15,184,754	1,325,784	—
South Korean Won (KRW)	Buy	100,187,200	KRW	7/17/12-9/19/12	87,017,240	1,826,770	—

						5,596,259	10,949,626

34       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Goldman Sachs & Co.:
Australian Dollar (AUD)	Buy	26,580	AUD	8/23/12	27,061,130	1,057,783	—
Brazilian Real (BRR)	Sell	49,000	BRR	12/6/12	23,770,220	—	552,973
Japanese Yen (JPY)	Buy	41,240,000	JPY	8/23/12-12/6/12	516,358,962	—	3,770,550
Mexican Nuevo Peso (MXN)	Sell	2,305,575	MXN	11/8/12-12/13/12	170,422,594	898,083	6,584,901
South African Rand (ZAR)	Buy	1,537	ZAR	7/17/12	187,519	—	6,869

						1,955,866	10,915,293
HSBC
New Turkish Lira (TRY)	Buy	152,468	TRY	7/2/12-7/17/13	78,586,804	297,263	—
JP Morgan Chase:
Australian Dollar (AUD)	Buy	6,904	AUD	7/17/12	7,054,513	297,054	—
Australian Dollar (AUD)	Sell	121	AUD	7/17/12	123,638	390	—
British Pound Sterling (GBP)	Buy	20	GBP	9/20/12	31,316	144	—
British Pound Sterling (GBP)	Sell	5,184	GBP	7/17/12-9/20/12	8,117,888	143,489	14,534
Canadian Dollar (CAD)	Buy	29,037	CAD	7/17/12	28,509,828	—	653,496
Canadian Dollar (CAD)	Sell	1,520	CAD	7/17/12	1,492,404	23,080	—
Euro (EUR)	Buy	27,774	EUR	7/17/12-8/17/12	35,160,347	—	1,604,869
Euro (EUR)	Sell	420,947	EUR	7/23/12-9/28/12	533,008,097	18,013,465	664,642
Hungarian Forint (HUF)	Sell	6,280,000	HUF	8/22/12-12/27/12	27,342,670	334,001	1,274,622
Indonesia Rupiah (IDR)	Buy	515,856,000	IDR	7/9/12	54,856,643	—	486,775
Malaysian Ringgit (MYR)	Buy	622,160	MYR	7/17/12-9/25/12	194,909,565	284,360	87,827
Mexican Nuevo Peso (MXN)	Buy	118,200	MXN	11/9/12	8,750,918	148,283	—
Mexican Nuevo Peso (MXN)	Sell	1,102,499	MXN	7/2/12-9/20/12	82,345,567	79,232	2,614,449
New Taiwan Dollar (TWD)	Sell	243,612	TWD	7/17/12-9/20/12	8,155,288	65,829	5,274
New Zealand Dollar (NZD)	Buy	5,916	NZD	7/17/12	4,729,986	261,335	—
Russian Ruble (RUR)	Buy	597,700	RUR	7/19/12	18,390,937	—	1,276,717
Singapore Dollar (SGD)	Buy	178,729	SGD	7/17/12	141,091,929	—	2,281,246
South Korean Won (KRW)	Buy	96,050,000	KRW	7/17/12	83,759,442	1,756,539	—
South Korean Won (KRW)	Sell	3,175,000	KRW	7/17/12	2,768,727	—	18,666

						21,407,201	10,983,117
Morgan Stanley & Co., Inc.:
Australian Dollar (AUD)	Sell	59,515	AUD	9/20/12-9/28/12	60,411,821	—	916,605
Brazilian Real (BRR)	Sell	322,565	BRR	8/2/12	159,452,384	—	4,959,431
Canadian Dollar (CAD)	Sell	12,595	CAD	9/20/12	12,348,081	—	88,912

35       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Euro (EUR)	Buy	423,487	EUR	7/2/12-8/23/12	536,199,728	935,258	3,127,371
Euro (EUR)	Sell	15,655	EUR	7/5/12	19,812,362	1,316	7,450
Mexican Nuevo Peso (MXN)	Buy	663,195	MXN	9/28/12	49,281,797	1,161,423	—
New Zealand Dollar (NZD)	Buy	3,385	NZD	9/20/12	2,694,368	—	7,946
New Zealand Dollar (NZD)	Sell	53,245	NZD	9/20/12	42,381,568	—	116,219
Singapore Dollar (SGD)	Buy	31,680	SGD	7/17/12	25,008,769	—	366,696
South African Rand (ZAR)	Buy	110,772	ZAR	7/5/12-7/17/12	13,523,846	282,804	4,031
South African Rand (ZAR)	Sell	41,120	ZAR	7/20/12	5,014,432	4,258	—

						2,385,059	9,594,661
Nomura Securities:
Australian Dollar (AUD)	Buy	44,185	AUD	9/20/12	44,875,964	186,844	1,805
Australian Dollar (AUD)	Sell	4,110	AUD	9/20/12	4,174,272	—	73,376
Brazilian Real (BRR)	Sell	177,365	BRR	8/2/12	87,676,196	—	2,588,645
British Pound Sterling (GBP)	Sell	3,480	GBP	9/20/12	5,449,022	22,380	—
Canadian Dollar (CAD)	Sell	17,608	CAD	7/17/12	17,288,324	578,388	—
Euro (EUR)	Buy	10,045	EUR	7/3/12	12,712,335	1,535	—
Euro (EUR)	Sell	21,700	EUR	9/20/12	27,483,523	1,744	146,090
Indonesia Rupiah (IDR)	Buy	141,069,000	IDR	7/9/12	15,001,419	—	303,887
Japanese Yen (JPY)	Buy	5,253,000	JPY	8/23/12	65,766,998	—	765,114
Japanese Yen (JPY)	Sell	1,082,000	JPY	9/20/12	13,551,646	117,700	—
Malaysian Ringgit (MYR)	Buy	12,230	MYR	7/17/12	3,846,767	—	116,292
Norwegian Krone (NOK)	Buy	122,500	NOK	7/17/12	20,579,994	25,958	—
Norwegian Krone (NOK)	Sell	113,890	NOK	7/17/12-9/20/12	19,093,081	83,936	30,442
Singapore Dollar (SGD)	Sell	1,050	SGD	9/20/12	828,989	—	11,492

						1,018,485	4,037,143
RBS Greenwich Capital:
Australian Dollar (AUD)	Buy	6,069	AUD	7/17/12	6,201,309	—	50,220
Australian Dollar (AUD)	Sell	1,448	AUD	7/17/12	1,479,568	—	14,515
British Pound Sterling (GBP)	Buy	2,589	GBP	7/17/12	4,054,609	23,005	—
Canadian Dollar (CAD)	Buy	1,520	CAD	7/17/12	1,492,404	4,906	—
Canadian Dollar (CAD)	Sell	11,429	CAD	7/17/12	11,221,504	207,641	—
Czech Koruna (CZK)	Sell	385,100	CZK	8/23/12	19,093,322	495,173	—
Norwegian Krone (NOK)	Buy	15,990	NOK	7/17/12	2,686,319	18,198	37,078
Norwegian Krone (NOK)	Sell	122,500	NOK	7/17/12	20,579,994	476,165	—
Polish Zloty (PLZ)	Sell	10,952	PLZ	7/17/12	3,280,175	179,079	—
Singapore Dollar (SGD)	Sell	9,569	SGD	7/17/12	7,553,943	13,661	24,291

						1,417,828	126,104

36       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Standard Chartered Bank:
Colombian Peso (COP)	Sell	26,697,300	COP	7/17/12	14,916,743	—	76,665
Malaysian Ringgit (MYR)	Buy	315,745	MYR	7/9/12	99,368,781	—	4,103,282

						—	4,179,947
State Street:
South African Rand (ZAR)	Buy	22,220	ZAR	9/20/12	2,684,903	—	2,827
South African Rand (ZAR)	Sell	1,537	ZAR	7/17/12	187,519	4,003	—

						4,003	2,827

UBS Investment Bank
Indonesia Rupiah (IDR)	Buy	147,693,000	IDR	7/9/12	15,705,821	—	260,990

Westpac:
Australian Dollar (AUD)	Buy	1,569	AUD	7/17/12	1,603,206	33,876	—
Australian Dollar (AUD)	Sell	12,973	AUD	7/17/12	13,255,823	102,488	—
New Zealand Dollar (NZD)	Sell	5,702	NZD	7/17/12	4,558,888	—	103,972

						136,364	103,972

Total unrealized appreciation and depreciation						$63,035,052	$98,798,957

Futures Contracts as of June 29, 2012 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Australian Treasury Bonds, 3 yr.	Sell	8,279	9/17/12	$935,404,727	$948,381
Australian Treasury Bonds, 10 yr.	Buy	107	9/17/12	13,739,438	(3,259)
Australian Treasury bonds, 10 yr.	Sell	1,145	9/17/12	147,024,825	316,730
Euro Buxl Bonds, 30 yr.	Buy	93	9/6/12	15,410,554	(328,025)
Euro OAT	Buy	508	9/6/12	82,320,172	(658,307)
Euro-Bundesobligation	Buy	847	9/6/12	151,027,968	220,879
U.S. Treasury Long Bonds	Buy	752	9/19/12	111,272,500	(4,885)
U.S. Treasury Nts., 5 yr.	Sell	2,150	9/28/12	266,532,813	(393,635)
U.S. Treasury Nts., 10 yr.	Buy	1,320	9/19/12	176,055,000	(225,101)

					$(127,222)

37       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Written Options as of June 29, 2012 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar (AUD)	Call	72,290,000	1AUD per 1.05USD	8/31/12	$424,704	$(366,094)	$58,610
Australian Dollar (AUD)	Call	72,290,000	1AUD per 1.05USD	8/31/12	343,847	(343,847)	—
Brazilian Real (BRR)	Call	190,000,000	1USD per 1.90BRR	10/17/12	440,000	(439,998)	2
Euro (EUR)	Put	50,000,000	1EUR per 1.10USD	2/12/13	764,500	(401,446)	363,054
Euro (EUR)	Put	125,000,000	1EUR per 1.125USD	2/12/13	2,167,031	(1,357,675)	809,356
Euro (EUR)	Put	100,000,000	1EUR per 1.13USD	2/5/13	1,672,000	(1,090,951)	581,049
Euro (EUR)	Put	100,000,000	1EUR per 1.14USD	2/12/13	2,097,600	(1,263,150)	834,450
Euro (EUR)	Put	150,000,000	1EUR per 1.15USD	2/5/13	2,993,738	(2,034,347)	959,391
Euro (EUR)	Put	125,000,000	1EUR per 1.19USD	2/12/13	2,818,813	(2,647,366)	171,447
Euro (EUR)	Put	100,000,000	1EUR per 1.20USD	2/7/13	2,134,800	(2,293,667)	(158,867)
Euro (EUR)	Put	200,000,000	1EUR per 1.23USD	2/19/13	8,366,460	(6,488,506)	1,877,954
Euro (EUR)	Put	125,000,000	1EUR per 1.17USD	2/26/13	2,661,750	(2,306,761)	354,989
Euro (EUR)	Put	150,000,000	1EUR per 1.16USD	2/7/13	2,862,300	(2,283,983)	578,317
Euro (EUR) FX Futures, 9/17/12	Call	591	1.340	7/9/12	162,372	(3,694)	158,678
Euro (EUR) FX Futures, 9/17/12	Call	300	1.370	9/10/12	99,640	(26,250)	73,390
Euro (EUR) FX Futures, 9/17/12	Call	214	1.320	7/9/12	30,427	(2,675)	27,752
Euro (EUR) FX Futures, 9/17/12	Call	214	1.305	7/9/12	23,739	(8,025)	15,714
Euro (EUR) FX Futures, 9/17/12	Put	2,602	1.215	7/9/12	340,973	(48,788)	292,185
Euro (EUR) FX Futures, 9/17/12	Put	2,232	1.220	7/9/12	1,201,490	(55,800)	1,145,690
Euro (EUR) FX Futures, 9/17/12	Put	1,502	1.175	7/9/12	355,996	(9,388)	346,608
Euro (EUR) FX Futures, 9/17/12	Put	1,476	1.180	7/9/12	155,579	(9,225)	146,354
Euro (EUR) FX Futures, 9/17/12	Put	712	1.165	7/9/12	82,885	(4,450)	78,435
Euro (EUR) FX Futures, 9/17/12	Put	601	1.100	9/10/12	307,805	(33,806)	273,999
Euro (EUR) FX Futures, 9/17/12	Put	558	1.155	7/9/12	81,157	(3,488)	77,669
Euro (EUR) FX Futures, 9/17/12	Put	435	1.210	7/9/12	44,448	(8,156)	36,292
Euro (EUR) FX Futures, 9/17/12	Put	123	1.240	7/9/12	227,357	(13,838)	213,519
Euro (EUR) FX Futures, 9/17/12	Put	107	1.120	7/9/12	10,484	(669)	9,815
Euro (EUR) FX Futures, 9/17/12	Put	49	1.180	9/10/12	105,886	(19,600)	86,286
Japanese Yen (JPY)	Call	9,794,000,000	1USD per 71.42JPY	5/31/13	2,171,509	(1,325,814)	845,695

38       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Japanese Yen (JPY)	Call	1,922,488,512	1USD per 72JPY	5/31/13	450,772	(287,393)	163,379
Japanese Yen (JPY)	Call	12,000,000,000	1USD per 73.89JPY	6/25/13	2,939,504	(2,708,280)	231,224
Japanese Yen (JPY)	Call	9,950,000,000	1USD per 73.92JPY	5/27/13	2,599,844	(2,022,835)	577,009
Japanese Yen (JPY)	Call	8,000,000,000	1USD per 74.16JPY	6/17/13	2,390,930	(1,830,720)	560,210
Japanese Yen (JPY)	Call	8,000,000,000	1USD per 74.77JPY	6/17/13	2,636,674	(2,015,600)	621,074
Japanese Yen (JPY)	Call	8,400,000,000	1USD per 82JPY	9/20/12	2,246,487	(3,517,332)	(1,270,845)
Japanese Yen (JPY)	Call	7,436,725,000	1USD per 82JPY	9/20/12	1,918,131	(3,113,980)	(1,195,849)
Japanese Yen (JPY)	Put	8,000,000,000	1USD per 88JPY	6/17/13	974,488	(1,105,200)	(130,712)
Japanese Yen (JPY)	Put	12,000,000,000	1USD per 90JPY	6/25/13	1,206,667	(1,282,080)	(75,413)
Japanese Yen (JPY)	Put	9,950,000,000	1USD per 90JPY	5/27/13	1,157,227	(910,923)	246,304
Japanese Yen (JPY)	Put	9,794,000,000	1USD per 90JPY	5/31/13	892,102	(916,914)	(24,812)
Japanese Yen (JPY)	Put	8,000,000,000	1USD per 90JPY	6/17/13	728,743	(820,560)	(91,817)
Japanese Yen (JPY)	Put	7,283,000,000	1USD per 90JPY	3/29/13	1,379,724	(456,353)	923,371
Japanese Yen (JPY)	Put	2,536,616,787	1USD per 95JPY	5/31/13	116,697	(98,395)	18,302
Japanese Yen (JPY) Futures, 9/17/12	Call	648	132.500	7/9/12	71,883	(4,050)	67,833
Japanese Yen (JPY) Futures, 9/17/12	Call	226	135.000	9/10/12	123,956	(25,425)	98,531
Japanese Yen (JPY) Futures, 9/17/12	Call	214	138.000	9/10/12	62,527	(8,025)	54,502
Japanese Yen (JPY) Futures, 9/17/12	Call	94	129.500	7/9/12	2,202	(1,175)	1,027
Japanese Yen (JPY) Futures, 9/17/12	Put	601	110.000	9/10/12	33,733	(15,025)	18,708
Japanese Yen (JPY) Futures, 9/17/12	Put	598	112.000	9/10/12	36,866	(26,163)	10,703
Japanese Yen (JPY) Futures, 9/17/12	Put	587	122.000	7/9/12	53,109	(14,675)	38,434
Japanese Yen (JPY) Futures, 9/17/12	Put	555	121.000	7/9/12	29,974	(6,938)	23,036
Japanese Yen (JPY) Futures, 9/17/12	Put	463	121.500	7/9/12	19,961	(8,681)	11,280
Japanese Yen (JPY) Futures, 9/17/12	Put	314	120.500	7/9/12	3,563	(1,963)	1,600
Japanese Yen (JPY) Futures, 9/17/12	Put	215	122.500	7/9/12	31,912	(9,406)	22,506

39       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Mexican Nuevo Peso (MXN)	Put	1,971,900,000	1USD per 14.94MXN	11/13/12	2,507,771	(1,530,194)	977,577
Mexican Nuevo Peso (MXN)	Put	1,891,145,000	1USD per 16.45MXN	11/30/12	1,925,049	(521,313)	1,403,736
Mexican Nuevo Peso (MXN)	Put	1,953,400,000	1USD per 14.80MXN	11/9/12	2,482,666	(1,626,284)	856,382
Russian Ruble (RUR)	Put	3,860,500,000	1USD per 38.605RUR	12/3/12	2,435,000	(828,502)	1,606,498
Russian Ruble (RUR)	Put	3,371,500,000	1USD per 38RUR	11/29/12	1,490,558	(808,958)	681,600
U.S. Treasury Nts., 10 yr. Futures, 9/19/12	Put	692	129.000	8/27/12	117,983	(64,875)	53,108
United States Dollar (USD)	Put	125,000,000	1EUR per 1.235USD	8/2/12	2,410,665	(679,436)	1,731,229

					$70,626,658	$(52,159,110)	$18,467,548

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
RUR	Russian Ruble

Credit Default Swap Contracts as of June 29, 2012 are as follows:

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Brazil (Federative Republic of):
Deutsche Bank AG	Sell	$33,780		1.0%	6/20/17	$300,963	$(929,805)	$(628,842)
Deutsche Bank AG	Sell	2,885		1.0	6/20/17	75,537	(79,411)	(3,874)

Total		36,665				376,500	(1,009,216)	(632,716)

Hungary (Republic of):
HSBC Bank USA NA	Sell	11,575		1.0	6/20/17	2,073,950	(1,969,127)	104,823
UBS AG	Sell	11,575		1.0	6/20/17	2,116,716	(1,969,127)	147,589

Total		23,150				4,190,666	(3,938,254)	252,412

Istanbul Bond Co. SA for Finansbank AS
Morgan Stanley Capital Services, Inc.	Sell	10,410		1.3	3/24/13	—	(183,448)	(183,448)

Total		10,410				—	(183,448)	(183,448)

ITRAXX Europe Crossover Index, Series 17, Version 1
JPMorgan Chase Bank NA	Buy	65,905	EUR	5.0	6/20/17	(5,032,620)	5,032,620	—

Total		65,905	EUR			(5,032,620)	5,032,620	—

40       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Spain (Kingdom of)
JPMorgan Chase Bank NA	Sell	30,945	1.0	6/20/22	8,461,835	(7,879,602)	582,233

Total		30,945			8,461,835	(7,879,602)	582,233
United Mexican States
HSBC Bank USA NA	Sell	900	1.0	6/20/17	4,456	(17,829)	(13,373)

Total		900			4,456	(17,829)	(13,373)

Grand Total	Buys				(5,032,620)	5,032,620	—
Grand Total	Sells				13,033,457	(13,028,349)	5,108

Total Credit Default Swaps					$8,000,837	$(7,995,729)	$5,108

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Sovereign Debt	$78,920,000	$—	BBB+ to BBB
Non-Investment Grade Sovereign Debt	23,150,000	—	BB+

Total	$102,070,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of June 29, 2012 are as follows:

Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Bank of America NA	92,410	BRR	BZDI	9.020%	1/2/15	$595,966
Citibank NA	80,200	BRR	BZDI	9.490	1/2/14	864,672
Credit Suisse International	66,020	BRR	BZDI	9.010	1/2/15	92,215
Deutsche Bank AG	92,460	BRR	BZDI	9.050	1/2/15	636,747
Goldman Sachs International	105,720	BRR	BZDI	8.840	1/2/15	493,761
Goldman Sachs International	157,040	BRR	BZDI	9.440	1/2/17	814,955

41       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Goldman Sachs International	191,610	BRR	BZDI	8.330	1/2/14	557,582
JPMorgan Chase Bank NA	300,000	BRR	BZDI	9.430	1/2/17	1,221,361

Total	1,085,460	BRR				5,277,259

MXN TIIE BANXICO
Bank of America NA	199,500	MXN	MXN TIIE BANXICO	7.030	6/4/32	184,608

Six-Month AUD BBR BBSW:
Bank of America NA	44,235	AUD	Six-Month AUD BBR BBSW	3.950	6/13/22	(68,400)
Bank of America NA	45,040	AUD	Six-Month AUD BBR BBSW	3.888	6/27/22	(347,680)

Total	89,275	AUD				(416,080)

Six-Month NOK NIBOR :
Barclays Bank plc	750,000	NOK	Six-Month NOK NIBOR NIBR	3.998	6/29/22	(76,828)
Goldman Sachs International	151,000	NOK	Six-Month NOK NIBOR NIBR	3.750	6/13/22	(254,026)

Total	901,000	NOK				(330,854)

Three-Month AUD BBR BBSW
Bank of America NA	200,000	AUD	Three-Month AUD BBR BBSW	2.994	6/1/15	(1,452,979)

Three-Month CAD BA CDOR:
Bank of America NA	66,380	CAD	Three-Month CAD BA CDOR	1.861	3/28/17	1,102,477
Bank of America NA	221,370	CAD	Three-Month CAD BA CDOR	1.825	4/27/14	1,117,491
Bank of America NA	88,550	CAD	Three-Month CAD BA CDOR	1.950	4/27/15	949,481

Total	376,300	CAD				3,169,449

Total Interest Rate Swaps						$6,431,403

42       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
NIBOR	Norwegian Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Swap Summary as of June 29, 2012 is as follows:

Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Bank of America NA:
	Interest Rate	289,275	AUD	$(1,869,059)
	Interest Rate	92,410	BRR	595,966
	Interest Rate	376,300	CAD	3,169,449
	Interest Rate	199,500	MXN	184,608

				2,080,964
Barclays Bank plc	Interest Rate	750,000	NOK	(76,828)
Citibank NA	Interest Rate	80,200	BRR	864,672
Credit Suisse International	Interest Rate	66,020	BRR	92,215
Deutsche Bank AG:
	Credit Default Sell Protection	36,665		(1,009,216)
	Interest Rate	92,460	BRR	636,747

				(372,469)

43       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Goldman Sachs International:
	Interest Rate	454,370	BRR	1,866,298
	Interest Rate	151,000	NOK	(254,026)

				1,612,272
HSBC Bank USA NA	Credit Default Sell Protection	12,475		(1,986,956)
JPMorgan Chase Bank NA:
	Credit Default Buy Protection	65,905	EUR	5,032,620
	Credit Default Sell Protection	30,945		(7,879,602)
	Interest Rate	300,000	BRR	1,221,361

				(1,625,621)
Morgan Stanley Capital Services, Inc.	Credit Default Sell Protection	10,410		(183,448)
UBS AG	Credit Default Sell Protection	11,575		(1,969,127)

Total Swaps				$(1,564,326)

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone

As of June 29, 2012, the Fund had entered into the following written swaption contracts:

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Swaption Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover Series 17 Version 1:
Bank of America NA	Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Bought Protection on iTraxx Europe Crossover Series 17 Version 1; Termination Date: 6/20/17	Index Credit Default Pay Fixed	94,255	EUR	9/20/12	$271,676	$(395,237)	$(123,561)

Total where Fund pays a fixed rate						271,676	(395,237)	(123,561)

44       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Sold Protection on iTraxx Europe Crossover Series 17 Version 1; Received: 5%; Termination Date: 6/20/17	Index Credit Default Pay Floating	94,155	EUR	9/20/12	1,514,482	(1,346,910)	167,572

Total where Fund pays a floating rate						1,514,482	(1,346,910)	167,572

Total						1,786,158	(1,742,147)	44,011

MXN TIIE BANXICO
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: MXN TIIE BANXICO; Received: 6.45%; Termination Date: 8/14/19	Interest Rate Pay Floating	498,500	MXN	8/22/12	863,835	(22,175)	841,660

Six-Month EUR EURIBOR:
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.71%; Received: Six-Month EUR EURIBOR; Termination Date: 11/17/42	Interest Rate Pay Fixed	80,825	EUR	11/16/12	4,382,791	(4,961,665)	(578,874)
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.65%; Received: Six-Month EUR EURIBOR; Termination Date: 12/1/42	Interest Rate Pay Fixed	80,610	EUR	11/30/12	4,059,605	(4,604,212)	(544,607)

Total where Fund pays a fixed rate						8,442,396	(9,565,877)	(1,123,481)

45       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 2.70%; Termination Date: 5/8/24	Interest Rate Pay Floating	183,040	EUR	5/7/14	8,073,885	(7,740,338)	333,547

Total where Fund pays a floating rate						8,073,885	(7,740,338)	333,547

Total						16,516,281	(17,306,215)	(789,934)

Six-Month GBP BBA LIBOR:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.29%; Received: Six-Month GBP BBA LIBOR; Termination Date: 6/26/23	Interest Rate Pay Fixed	53,190	GBP	6/27/13	2,433,763	(2,245,868)	187,895
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 3.231%; Received: Six-Month GBP BBA LIBOR; Termination Date: 2/14/43	Interest Rate Pay Fixed	22,675	GBP	2/15/13	2,249,186	(2,806,709)	(557,523)

Total where Fund pays a fixed rate						4,682,949	(5,052,577)	(369,628)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.29%; Termination Date: 6/26/23	Interest Rate Pay Floating	53,190	GBP	6/27/13	2,433,763	(2,600,776)	(167,013)

Total where Fund pays a floating rate						2,433,763	(2,600,776)	(167,013)

Total						7,116,712	(7,653,353)	(536,641)

46       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Three-Month CAD BA CDOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 1.59%; Received: Three-Month CAD BA CDOR; Termination Date: 8/7/14	Interest Rate Pay Fixed	88,595	CAD	8/8/12	258,074	(560,451)	(302,377)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.30%; Received: Three-Month CAD BA CDOR; Termination Date: 9/5/22	Interest Rate Pay Fixed	26,880	CAD	9/6/12	289,323	(523,951)	(234,628)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.2255%; Received: Three-Month CAD BA CDOR; Termination Date: 9/27/22	Interest Rate Pay Fixed	53,135	CAD	9/28/12	860,150	(832,221)	27,929
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 1.5375%; Received: Three-Month CAD BA CDOR; Termination Date: 8/13/13	Interest Rate Pay Fixed	221,445	CAD	8/14/12	298,712	(729,465)	(430,753)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 1.525%; Received: Three-Month CAD BA CDOR; Termination Date: 8/3/13	Interest Rate Pay Fixed	221,460	CAD	8/6/12	279,932	(701,759)	(421,827)

47       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.53%; Received: Three-Month CAD BA CDOR; Termination Date: 9/24/22	Interest Rate Pay Fixed	26,825	CAD	9/25/12	303,517	(941,043)	(637,526)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.61%; Received: Three-Month CAD BA CDOR; Termination Date: 9/21/22	Interest Rate Pay Fixed	53,665	CAD	9/24/12	611,151	(2,181,126)	(1,569,975)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.27%; Received: Three-Month CAD BA CDOR; Termination Date: 8/27/22	Interest Rate Pay Fixed	53,780	CAD	8/28/12	608,292	(923,609)	(315,317)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 1.25%; Received: Three-Month CAD BA CDOR; Termination Date: 9/5/17	Interest Rate Pay Fixed	150,000	CAD	9/6/12	578,118	(217,138)	360,980

Total where Fund pays a fixed rate						4,087,269	(7,610,763)	(3,523,494)

Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 1.75%; Termination Date: 9/5/17	Interest Rate Pay Floating	150,000	CAD	9/6/12	708,195	(684,352)	23,843

Total where Fund pays a floating rate						708,195	(684,352)	23,843

Total						4,795,464	(8,295,115)	(3,499,651)

48       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Three-Month USD BBA LIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.2825%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/11/22	Interest Rate Pay Fixed	107,455	10/10/12	2,546,684	(4,773,237)	(2,226,553)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.93%; Received: Three-Month USD BBA LIBOR; Termination Date: 8/18/22	Interest Rate Pay Fixed	107,770	8/17/12	1,163,916	(1,591,742)	(427,826)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.10%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/9/24	Interest Rate Pay Fixed	100,000	4/8/14	1,760,000	(3,474,616)	(1,714,616)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 1.72%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/9/24	Interest Rate Pay Fixed	100,000	4/8/14	950,000	(1,940,057)	(990,057)
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.90%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/13/22	Interest Rate Pay Fixed	781,005	11/9/12	7,048,570	(14,175,490)	(7,126,920)

49       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 1.74%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/10/19	Interest Rate Pay Fixed	33,600	9/7/12	529,200	(809,286)	(280,086)

Total where Fund pays a fixed rate					13,998,370	(26,764,428)	(12,766,058)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3%; Termination Date: 8/22/42	Interest Rate Pay Floating	53,700	8/21/12	496,725	(132,844)	363,881
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.50%; Termination Date: 4/27/22	Interest Rate Pay Floating	312,905	4/26/17	10,394,289	(7,149,553)	3,244,736
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.31%; Termination Date: 6/18/24	Interest Rate Pay Floating	220,000	6/17/14	10,230,000	(9,491,178)	738,822
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3%; Termination Date: 8/20/42	Interest Rate Pay Floating	100,000	8/17/12	1,310,000	(207,442)	1,102,558
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.115%; Termination Date: 10/1/12	Interest Rate Pay Floating	124,430	10/1/12	451,059	(13,435)	437,624

50       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3%; Termination Date: 8/20/42	Interest Rate Pay Floating	100,000		8/17/12	1,350,000	(207,442)	1,142,558
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.80%; Termination Date: 6/13/23	Interest Rate Pay Floating	133,830		6/12/13	1,605,960	(1,350,636)	255,324

Total where Fund pays a floating rate						25,838,033	(18,552,530)	7,285,503

Total						39,836,403	(45,316,958)	(5,480,555)

Three-Month ZAR JIBAR SAFEX:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 7%, Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 11/14/22	Interest Rate Pay Fixed	155,100	ZAR	11/13/12	200,795	(338,714)	(137,919)
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 11/19/22	Interest Rate Pay Fixed	154,940	ZAR	11/20/12	204,161	(346,680)	(142,519)

51       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 12/18/22	Interest Rate Pay Fixed	154,320	ZAR	12/19/12	203,357	(378,226)	(174,869)

						608,313	(1,063,620)	(455,307)

Total Written Swaptions						$71,523,166	$(81,399,583)	$(9,876,417)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
MXN	Mexican Nuevo Peso
ZAR	South African Rand

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate
iTraxx	CreditDefault Swap Trading Index for a Specific Basket of Securities
JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange
TIIE	Interbank Equilibrium Interest Rate

Notes to Statement of Investments

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

52       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 29, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$61,188,135

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 29, 2012 is as follows:

Cost	$62,056,235
Market Value	$10,230,614
Market Value as a % of Net Assets	0.08%

53       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on

54       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

55       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale

56       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

57       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

The table below categorizes amounts as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table Investments, at Value:
U.S. Government Obligations	$—	$148,466,535	$—	$148,466,535
Foreign Government Obligations	—	8,415,324,135	—	8,415,324,135
Corporate Bonds and Notes	14,166,391	2,761,633,932	—	2,775,800,323
Corporate Loans	—	—	5,543,125	5,543,125
Structured Securities	—	439,445,996	142,642	439,588,638
Options Purchased	2,558,586	155,778,496	—	158,337,082
Swaptions Purchased	—	64,239,904	—	64,239,904
Investment Company	278,188,397	—	—	278,188,397

Total Investments, at Value	294,913,374	11,984,888,998	5,685,767	12,285,488,139
Other Financial Instruments:
Appreciated swaps, at value	—	8,631,316	—	8,631,316
Swaps, at value	—	5,032,620	—	5,032,620
Futures margins	3,240,128	—	—	3,240,128
Foreign currency exchange contracts	—	63,035,052	—	63,035,052

Total Assets	$298,153,502	$12,061,587,986	$5,685,767	$12,365,427,255

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	$—	$(11,817,856)	$—	$(11,817,856)
Depreciated swaps, at value	—	(3,410,406)	—	(3,410,406)
Appreciated options written, at value	(434,253)	(38,331,277)	—	(38,765,530)
Depreciated options written, at value	—	(13,049,733)	—	(13,049,733)
Options written, at value	—	(343,847)	—	(343,847)
Futures margins	(2,402,845)	—	—	(2,402,845)
Foreign currency exchange contracts	—	(98,798,957)	—	(98,798,957)
Appreciated swaptions written, at value	—	(31,641,532)	—	(31,641,532)
Depreciated swaptions written, at value	—	(49,758,051)	—	(49,758,051)

Total Liabilities	$(2,837,098)	$(247,151,659)	$—	$(249,988,757)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

58       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price

59       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 29, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $352,096,527, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual

60       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $155,765,554 as of June 29, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 29, 2012 the Fund has required certain counterparties to post collateral of $230,533,192.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of June 29, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $75,751,180 for which the Fund has posted collateral of $64,588,633. If a contingent feature would have been triggered as of June 29, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation).

61       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 29, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $3,798,274,587 and $5,694,600,607, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

62       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

During the period ended June 29, 2012, the Fund had an ending monthly average market value of $383,759,300 and $1,331,427,759 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

63       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended June 29, 2012, the Fund had an ending monthly average market value of $18,162,854 and $65,225,760 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.

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Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended June 29, 2012, the Fund had an ending monthly average market value of $13,310,358 and $22,709,666 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended June 29, 2012 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums
Options outstanding as of September 30, 2011	62,215,317,030	$8,221,138	128,302,138,970	$24,701,704
Options written	1,278,193,800,333	169,035,617	1,428,917,968,034	127,959,893
Options closed or expired	(1,273,601,691,350)	(155,191,811)	(1,423,262,384,332)	(95,040,367)
Options exercised	(969,630,000)	(2,925,796)	(61,995,646,463)	(6,133,720)

Options outstanding as of June 29, 2012	65,837,796,013	$19,139,148	71,962,076,209	$51,487,510

65       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

66       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the period ended June 29, 2012, the Fund had ending monthly average notional amounts of $89,070,794 and $147,969,700 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

67       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended June 29, 2012, the Fund had ending monthly average notional amounts of $649,673,881 and $1,765,892,108 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the period ended June 29, 2012, the Fund had ending monthly average notional amounts of $180,731,498 and $80,267,597 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

68       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of June 29, 2012, the Fund had no such total return swap agreements outstanding.

Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.

For the period ended June 29, 2012, the Fund had ending monthly average notional amounts of $1,544,000 on currency swaps.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of June 29, 2012, the Fund had no such currency swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities in the annual and semiannual reports and the Statement of

69       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

During the period ended June 29, 2012, the Fund had an ending monthly average market value of $31,598,706 and $41,647,056 on purchased and written swaptions, respectively.

70       |       Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 29, 2012*(Unaudited)

Written swaption activity for the period ended June 29, 2012 was as follows:

	Call Swaptions
	Notional	Amount of
	Amount	Premiums
Swaptions outstanding as of September 30, 2011	901,220,000	$11,094,018
Swaptions written	45,977,505,000	153,508,224
Swaptions closed or expired	(41,879,820,000)	(92,259,839)
Swaptions exercised	(53,625,000)	(819,237)

Swaptions outstanding as of June 29, 2012	4,945,280,000	$71,523,166

Restricted Securities

As of June 29, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$12,303,963,662
Federal tax cost of other investments	(935,864,805)

Total federal tax cost	$11,368,098,857

Gross unrealized appreciation	$464,273,912
Gross unrealized depreciation	(470,562,610)

Net unrealized depreciation	$(6,288,698)

71       |       Oppenheimer International Bond Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/29/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2012